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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    Form 8-K
                                 Current Report

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                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                                  May 23, 2005

                Date of Report (Date of earliest event reported)


                       FNB FINANCIAL SERVICES CORPORATION
             (Exact name of registrant as specified in its charter)


                       Commission file number : 000-13086

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             North Carolina                              56-1382275
        (State of incorporation)            (I.R.S. Employer Identification No.)

   1501 Highwoods Boulevard, Suite 400
       Greensboro, North Carolina                          27410
(Address of principal executive offices)                 (Zip Code)


                                 (336) 369-0900
              (Registrant's telephone number, including area code)

                           This Form 8-K has 3 pages.
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ITEM 8.01: Other Events

     The Board of Directors of FNB Financial Services  Corporation  (Nasdaq/FMS:
FNBF)("FNB) has approved a regular cash dividend of $0.11 per share for the second quarter 2005. The $0.11 per share cash dividend will be paid on shares outstanding after the recently announced five-for-four stock split becomes effective on May 31, 2005 and is the post-split equivalent to the $0.14 per share paid in the previous quarter. The dividend is payable June 24, 2005 to shareholders of record on June 10, 2005.

ITEM 9.01(c):   Exhibit

     Exhibit 99.1  Quarterly Dividend Release issued May 23, 2005

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                                S I G N A T U R E

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              FNB FINANCIAL SERVICES CORPORATION
                                                          (Registrant)

                                                   By:/s/ MICHAEL W. SHELTON

                                                        Michael W. Shelton
                                                     Senior Vice President and
                                                      Chief Financial Officer

Date:  May 24, 2005